UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2016

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Registered Securities

On December 19, 2016, Trinity Capital Corporation (the "Company") closed its previously announced $52 million private placement with Castle Creek Capital Partners VI, L.P., Patriot Financial Partners II, L.P., Patriot Financial Partners Parallel II, L.P. and Strategic Value Bank Partners, L.P., through its fund Strategic Value Investors LP, pursuant to which the Company issued 2,661,239 shares of its common stock, no par value per share, at $4.75 per share, and 82,862 shares of a new series of convertible perpetual non-voting preferred stock, Series C, no par value per share, at $475.00 per share. The Company will use the net proceeds from the private placement to repurchase its outstanding Series A and Series B preferred stock, to pay the deferred interest on its trust preferred securities, and for general corporate purposes.

The private placement was previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on September 9, 2016, which disclosure is incorporated herein by reference. The issuance of the shares of common stock and Series C preferred stock is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 3.03	Material Modification to Rights of Security Holders

The description set forth below in Item 5.03 is incorporated by reference to this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2016, the Company filed with the Secretary of State of the State of New Mexico Ninth Articles of Amendment to the Company's Articles of Incorporation to designate 82,862 shares of the Company's authorized but unissued preferred stock as shares of the Company's Series C preferred stock. The Series C preferred stock has the following terms, preferences, limitations and relative rights:

• Dividends:  Holders of the Series C preferred stock will be entitled to receive dividends when, as, and if declared by the Company's board of directors, in the same per share amount as paid on the number of shares of Common Stock with respect to the number of shares of Common Stock into which the shares of Series C preferred stock would be converted in accordance with the Fourth Articles of Amendment, and no dividends would be payable on the Common Stock unless a dividend identical to that paid on the Common Stock is payable at the same time on the Series C preferred stock on an as-converted basis.

• Conversion:  Each share of Series C preferred stock will automatically convert into 100 shares of non-voting Common Stock effective as of the close of business on the date that the Company obtains shareholder approval for and files an amendment to the Articles of Incorporation to authorize a class of non-voting Common Stock.  Unless the shares of Series C preferred stock have previously been converted into shares of non-voting Common Stock as described above, each share of Series C preferred stock will automatically convert into 100 shares of voting Common Stock upon a "Permissible Transfer" of such shares of Series C preferred stock to a non-affiliate of such holder or may be converted into 100 shares of voting Common Stock at any time, provided that upon such conversion, the holder and its affiliates will not own more than 9.9% of the Company's voting securities. A "Permissible Transfer" is a transfer by the holder of Series C preferred stock (i) to the Company; (ii) in a widely distributed public offering of voting Common Stock or Series C preferred stock; (iii) that is part of an offering that is not a widely distributed public offering of voting Common Stock or Series C preferred stock but is one in which no one transferee acquires the rights to receive 2% or more of any class of voting securities; (iv) that is part of a transfer of voting Common Stock or Series C preferred stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than 50% of the voting securities of the Company without giving effect to such transfer; or (vi) that is part of a transaction approved by the Board of Governors of the Federal Reserve System.

• Priority:  The Series C preferred stock will rank, as to payments of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company pari passu with the Common Stock pro rata on an as-converted basis.

• Voting:  Holders of Series C preferred stock will have no voting rights except as may be required by law. If the holders of Series C preferred stock are entitled by law to vote as a single class with the holders of outstanding shares of Common Stock, each share of Series C preferred stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share is convertible.

• Preemptive Rights:  Holders of Series C preferred stock will have no preemptive rights, except for any such rights that may be granted by way of separate contract or agreement to one or more holders of Series C preferred stock.

• Redemption: The Series C preferred stock will not be redeemable by either the Company or by the holder.

A copy of the Ninth Articles of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference. The description of the terms of the Articles of Amendment in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01	Other Events

Press Release

On December 19, 2016, the Company issued a press release relating to the items described above in Items 3.02, 3.03, 5.03 and 8.01.  A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report on Form 8-K.  The information in this Item 8.01 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Important Information

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Company's goals and expectations with respect to the private placement, the repurchase of the Series A preferred stock and Series B preferred stock and the payment of deferred interest on the trust preferred securities, and the shareholder rights offering, and (ii) statements preceded by, followed by, or that include the words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "projects," "outlook" or similar expressions. These statements are based upon the current belief and expectations of the Company's management team and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control). Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by the Company will be achieved. Additional factors that could cause other Company's results to differ materially from those described in the forward-looking statements can be found in the Company's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Ninth Amendment to the Trinity Capital Corporation Articles of Incorporation
99.1	Press Release, dated December 19, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: December 19, 2016	By:	/s/ John S. Gulas
John S. Gulas

Exhibit Index

Exhibit No.	Description

3.1	Ninth Amendment to the Trinity Capital Corporation Articles of Incorporation
99.1	Press Release, dated December 19, 2016